UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

                                November16, 2004
                Date of Report (Date of earliest event reported)

                          ABRAXAS PETROLEUM CORPORATION
             (Exact name of registrant as specified in its charter)

     Nevada                         0-19118               74-2584033
(State or other jurisdiction of    (Commission         (IRS Employer
  incorporation)                    File Number)       Identification No.)


                        500 N. Loop 1604 East, Suite 100
                            San Antonio, Texas 78232
                                 (210) 490-4788

   (Address of principal executive offices and Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written  communications  pursuant to Rule 425 under the  Securities Act
    (17 CFR 230.425)

[ ] Soliciting  material pursuant to Rule 14a-12 under the Exchange Act (17
    CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 3.03 Material Modifications to Rights of Security Holders.


     The Abraxas Petroleum Stockholders Rights Plan dated November 17, 1994, as amended (the "Plan"), expired as of the close of business on November 16, 2004. Abraxas has no current plans to renew the Plan.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                       Abraxas Petroleum Corporation


                       By: _________________________________________________
                           Chris Williford
                           Executive Vice President, Chief Financial
                           Officer and Treasurer


Dated:  November 19, 2004